Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(dollars in millions, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
Revenues	2012	2011	2012	2011
Premiums earned	$1,137	$1,061	$3,333	$3,138
Net investment income	105	108	326	326
Net realized investment gains (losses)	169	(422)	358	(234)
Net impairment losses recognized in earnings	0	0	0	0
Equity in earnings of limited partnerships	41	40	99	150
Other income	8	9	24	26

Total revenues	1,460	796	4,140	3,406

Benefits and expenses
Insurance losses and loss expenses	912	848	2,571	2,724
Policy acquisition and underwriting expenses	278	253	835	749

Total benefits and expenses	1,190	1,101	3,406	3,473

Income (loss) from operations before income taxes
and noncontrolling interest	270	(305)	734	(67)
Provision for income taxes	86	(125)	234	(54)

Net income (loss)	184	(180)	500	(13)
Less: Net income (loss) attributable to noncontrolling
interest in consolidated entity – Exchange	133	(227)	370	(156)

Net income attributable to Indemnity	$51	$47	$130	$143

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$1.08	$0.97	$2.73	$2.90

Class A common stock – diluted	$0.96	$0.87	$2.43	$2.59

Class B common stock – basic and diluted	$162.02	$146.67	$410.89	$439.39

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	47,188,741	48,503,383	47,476,693	49,176,124

Class B common stock	2,544	2,546	2,544	2,546

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	53,374,846	54,685,021	53,662,798	55,357,762

Class B common stock	2,544	2,546	2,544	2,546

Dividends declared per share
Class A common stock	$0.5525	$0.515	$1.6575	$1.545

Class B common stock	$82.8750	$77.250	$248.6250	$231.750

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (Unaudited)

(in millions)

							Eliminations of
	Indemnity	shareholder		Noncontrolling interest			related party
	interest			(Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		September 30,			September 30,		September 30,		September 30,
	Percent	2012	2011	Percent	2012	2011	2012	2011	2012	2011
Management operations:

Management fee revenue, net	100.0%	$305	$280		$—	$—	$(305)	$(280)	$—	$—
Service agreement revenue	100.0%	8	8		—	—	—	—	8	8

Total revenue from management operations		313	288		—	—	(305)	(280)	8	8
Cost of management operations	100.0%	247	226		—	—	(247)	(226)	—	—

Income from management operations before taxes		66	62		—	—	(58)	(54)	8	8

Property and casualty insurance operations:

Net premiums earned		—	—	100.0%	1,118	1,045	—	—	1,118	1,045
Losses and loss expenses		—	—	100.0%	890	823	(2)	(1)	888	822
Policy acquisition and other underwriting expenses		—	—	100.0%	329	302	(59)	(56)	270	246

Loss from property and casualty insurance operations before taxes		—	—		(101)	(80)	61	57	(40)	(23)

Life insurance operations: (1)

Total revenue		—	—	100.0%	44	46	0	0	44	46
Total benefits and expenses		—	—	100.0%	32	33	0	0	32	33

Income from life insurance operations before taxes		—	—		12	13	0	0	12	13

Investment operations:

Net investment income		4	4		81	83	(3)	(3)	82	84
Net realized gains (losses) on investments		2	(6)		165	(421)	—	—	167	(427)
Net impairment losses recognized in earnings		0	0		0	0	—	—	0	0
Equity in earnings of limited partnerships		6	7		35	33	—	—	41	40

Income (loss) from investment operations before taxes		12	5		281	(305)	(3)	(3)	290	(303)

Income (loss) from operations before income taxes and noncontrolling interest		78	67		192	(372)	—	—	270	(305)
Provision for income taxes		27	20		59	(145)	—	—	86	(125)
Net income (loss)		$51	$47		$133	$(227)	$-	$-	$184	$(180)

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (Unaudited)
(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
							Nine months
		Nine months ended			Nine months ended		ended		Nine months ended
		September 30,			September 30,		September 30,		September 30,
	Percent	2012	2011	Percent	2012	2011	2012	2011	2012	2011
Management operations:

Management fee revenue, net	100.0%	$882	$816		$—	$—	$(882)	$(816)	$—	$—
Service agreement revenue	100.0%	23	25		—	—	—	—	23	25

Total revenue from management operations		905	841		—	—	(882)	(816)	23	25
Cost of management operations	100.0%	734	667		—	—	(734)	(667)	—	—

Income from management operations before taxes		171	174		—	—	(148)	(149)	23	25

Property and casualty insurance operations:

Net premiums earned		—	—	100.0%	3,279	3,089	—	—	3,279	3,089
Losses and loss expenses		—	—	100.0%	2,501	2,653	(4)	(4)	2,497	2,649
Policy acquisition and other underwriting expenses		—	—	100.0%	963	882	(153)	(154)	810	728

Loss from property and casualty insurance operations before taxes		—	—		(185)	(446)	157	158	(28)	(288)

Life insurance operations: (1) (2)

				78.4%
Total revenue	21.6% (2)	—	10	(2)	133	124	(1)	(1)	132	133
				78.4%
Total benefits and expenses	21.6% (2)	—	7	(2)	99	89	0	0	99	96

Income from life insurance operations before taxes		—	3		34	35	(1)	(1)	33	37

Investment operations:

Net investment income		12	12		251	252	(8)	(8)	255	256
Net realized gains (losses) on investments		4	1		348	(247)	—	—	352	(246)
Net impairment losses recognized in earnings		0	0		0	0	—	—	0	0
Equity in earnings of limited partnerships		10	25		89	124	—	—	99	149

Income from investment operations before taxes		26	38		688	129	(8)	(8)	706	159

Income (loss) from operations before income taxes and noncontrolling interest		197	215		537	(282)	—	—	734	(67)
Provision for income taxes		67	72		167	(126)	—	—	234	(54)
Net income (loss)		$130	$143		$370	$(156)	$-	$-	$500	$(13)

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of EFL’s life insurance results accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest. Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations. It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder interest
	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
(in millions, except per share data)
	(unaudited)		(unaudited)
Operating income attributable to Indemnity	$50	$51	$128	$142

Net realized gains (losses) and impairments on investments	2	(6)	4	1
Income tax (expense) benefit	(1)	2	(2)	0

Realized gains (losses) and impairments, net of income taxes	1	(4)	2	1

Net income attributable to Indemnity	$51	$47	$130	$143

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.93	$0.93	$2.38	$2.57

Net realized gains (losses) and impairments on investments	0.05	(0.09)	0.08	0.03
Income tax (expense) benefit	(0.02)	0.03	(0.03)	(0.01)

Realized gains (losses) and impairments, net of income taxes	0.03	(0.06)	0.05	0.02

Net income attributable to Indemnity	$0.96	$0.87	$2.43	$2.59

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions)

	September 30,	December 31,
	2012	2011
Assets	(Unaudited)
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$547	$548
Equity securities	29	25
Trading securities, at fair value	30	27
Limited partnerships	195	208
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,623	7,292
Equity securities	624	564
Trading securities, at fair value	2,639	2,308
Limited partnerships	1,083	1,082
Other invested assets	20	19

Total investments	12,791	12,074
Cash and cash equivalents (Exchange portion of $392 and $174, respectively)	404	185
Premiums receivable from policyholders – Exchange	1,100	976
Reinsurance recoverable – Exchange	165	166
Deferred income taxes – Indemnity	16	19
Deferred acquisition costs – Exchange	505	487
Other assets (Exchange portion of $448 and $322, respectively)	563	441
Total assets	$15,544	$14,348

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$472	$455
Exchange liabilities
Losses and loss expense reserves	3,598	3,499
Life policy and deposit contract reserves	1,721	1,671
Unearned premiums	2,420	2,178
Deferred income taxes	367	147
Other liabilities	123	105

Total liabilities	8,701	8,055

Indemnity’s shareholders’ equity	782	781
Noncontrolling interest in consolidated entity – Exchange	6,061	5,512

Total equity	6,843	6,293

Total liabilities, shareholders’ equity and noncontrolling interest	$15,544	$14,348